ACCOUNTS AND NOTES RECEIVABLE	12 Months Ended
Dec. 31, 2014
Receivables [Abstract]
ACCOUNTS AND NOTES RECEIVABLE
3.	ACCOUNTS AND NOTES RECEIVABLE

The Group’s accounts receivable is net of the allowance for doubtful accounts. The allowance for doubtful accounts activity is as follows:

	As of December 31,
	2013	2014	2014
	(RMB’000)	(RMB’000)	(US$’000)
Beginning balance	89,088	117,650	18,962
Provision for doubtful debt	28,562	12,889	2,077
Write-off for doubtful debt	—	(4,608)	(743)

Ending balance	117,650	125,931	20,296

Notes receivable represents bank drafts that are non-interest bearing and due within six months. Such bank drafts have been arranged with third-party financial institutions by certain customers to settle their purchases from the Company. The carrying amount of notes receivable approximates fair value.